                                                                   EXHIBIT 10.43

                        AMENDMENT NO. 2 TO AMENDED AND
                  RESTATED REDUCING REVOLVING LOAN AGREEMENT

          This Amendment No. 2 to Amended and Restated Reducing Revolving Loan Agreement (this "Amendment") is entered into with reference to the Amended Reducing Revolving Loan Agreement dated as of October 14, 1998 among Hollywood Park, Inc. ("Borrower"), the Banks party thereto, Societe Generale and Bank of Scotland, as Managing Agents, First National Bank of Commerce, as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent (the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

          Borrower and the Administrative Agent, acting with the consent of the Requisite Banks pursuant to Section 11.2 of the Loan Agreement, agree as
                                    ----
follows:

     1.   Section 1.1.  Section 1.1 of the Loan Agreement is amended by
          -----------           ---
deleting the period at the end of the definition of "Interest Charges" and adding the following at that place:

          and (iii) Interest Charges consisting of fees paid and discounts allowed to the "Initial Purchasers" of Borrower's 9-1/4% Senior Subordinated Notes due 2007 and similar fees and discounts incurred in connection with the issuance by Borrower of other Subordinated Obligations.

     2.   Representation and Warranty.  Borrower represents and warrants that,
          ---------------------------
as of the date hereof and giving effect to this Amendment, no Default or Event of Default exists.

     3.   Conditions Precedent.  The effectiveness of this Amendment is
          --------------------
conditioned upon the receipt by the Administrative Agent of the following documents, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:

               (a) Counterparts of this Amendment executed by all parties hereto;

               (b)  Written consent of the Requisite Banks as required under
                    Section 11.2 of the Loan Agreement in the form of Exhibit A
                            ----
                    to this Amendment; and

               (c) Written consent of the Subsidiary Guarantors in the form of Exhibit B to this Amendment.

     4.   Confirmation.  In all respects, the terms of the Loan Agreement (as
          ------------
amended hereby) are hereby confirmed.

          IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of September 24, 1999 by their duly authorized representatives.

                         HOLLYWOOD PARK, INC.

                         By:     /S/ Bruce C. Hinckley
                              ---------------------------------------
                              Bruce C. Hinckley
                              Chief Financial Officer

                         BANK OF AMERICA NATIONAL TRUST AND
                         SAVINGS ASSOCIATION, as Administrative Agent

                         By:     /S/ Janice Hammond
                              ---------------------------------------
                              Janice Hammond
                              Vice President

                            Exhibit A to Amendment

                                CONSENT OF BANK
                                ---------------


          Reference is hereby made to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998 among Hollywood Park, Inc. ("Borrower"), the Banks party thereto, Societe Generale and Bank of Scotland as Managing Agents, First National Bank of Commerce, as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent (the "Loan Agreement").

          The undersigned Bank hereby consents to the execution and delivery of Amendment No. 2 to Amended and Restated Reducing Revolving Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.

Dated:  September 24, 1999

                                   Bank of America National Trust & Savings
                                   Association

                                   By:   /S/ Jon Varnell,
                                      -------------------------------------
                                         Jon Varnell,
                                         Managing Director

                                   Bank of Scotland

                                   By:   /S/ Annie Glynn
                                      -------------------------------------
                                         Annie Glynn
                                         Senior Vice President

                                   Bank One Louisiana, N.A.

                                   By:   /S/ Stephen M. Valdez
                                      -------------------------------------
                                         Stephen M. Valdez
                                         Vice President

                                      CIBC Inc.

                                      By:   /S/ Carter W. Harned
                                         --------------------------------
                                           Carter W. Harned
                                           Director
                                           CIBC World Markets Corp., as Agent

                                      Hibernia National Bank

                                      By:   /S/ Ross S. Wales
                                         --------------------------------
                                           Ross S. Wales
                                           Vice President

                                      Societe Generale

                                      By:   /S/ Donald L. Schubert
                                         --------------------------------
                                           Donald L. Schubert
                                           Managing Director

                            Exhibit B to Amendment

                       CONSENT OF SUBSIDIARY GUARANTORS
                       --------------------------------


          Reference is hereby made to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998 among Hollywood Park, Inc. ("Borrower"), the Banks party thereto, Societe Generale and Bank of Scotland as Managing Agents, First National Bank of Commerce, as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent (the "Loan Agreement").

          Each of the undersigned Subsidiary Guarantors hereby consents to Amendment No. 2 to the Loan Agreement in the form executed by Borrower and confirms that the Subsidiary Guaranty and all Collateral Documents to which it is a party remain in full force and effect.

Dated:  September 24, 1999


HP YAKAMA, INC.,                             HP/COMPTON, INC.,
a Delaware corporation                       a California corporation

By:  /S/ Bruce C. Hinckley
   -----------------------------
     Bruce C. Hinckley                       By:  /S/ Bruce C. Hinckley
                                                -----------------------------
     Chief Financial Officer                     Bruce C. Hinckley
                                                 Chief Financial Officer



                                             TURF PARADISE, INC.,
                                             an Arizona corporation

                                             By:  /S/ Bruce C. Hinckley
                                                -------------------------
                                                 Bruce C. Hinckley
                                                 Chief Financial Officer

CRYSTAL PARK HOTEL AND CASINO               BOOMTOWN, INC.,
DEVELOPMENT COMPANY, LLC,                   a Delaware corporation
a California limited
liability company

By:  HP/COMPTON, INC.,                      By:   /S/ Bruce C. Hinckley
                                               -------------------------------
     a California corporation,                    Bruce C. Hinckley
     its managing member                          Chief Financial Officer

     By:  /S/ Bruce C. Hinckley
        -----------------------------
          Bruce C. Hinckley
          Chief Financial Officer

BOOMTOWN HOTEL & CASINO, INC.,              MISSISSIPPI-I GAMING, L.P.,
a Nevada corporation                        a Mississippi limited partnership

By:  /S/ Bruce C. Hinckley
   ----------------------------------
     Bruce C. Hinckley                      By: BAYVIEW YACHT CLUB,
     Chief Financial Officer                    INC., a Mississippi corporation,
                                                its general partner

                                                By: /S/ Bruce C. Hinckley
                                                   -----------------------------
                                                      Bruce C. Hinckley
                                                      Chief Financial Officer

BAYVIEW YACHT CLUB, INC.,                   LOUISIANA-I GAMING, L.P.,
a Mississippi corporation                   a Louisiana partnership in commendam


By:  /S/ Bruce C. Hinckley                  By: LOUISIANA GAMING
   ----------------------------------
     Bruce C. Hinckley                          ENTERPRISES, INC.,
     Chief Financial Officer                    a Louisiana corporation,
                                                its general partner

                                                By:  /S/ Bruce C. Hinckley
                                                   -----------------------------
                                                       Bruce C. Hinckley
                                                       Chief Financial Officer

BOOMTOWN HOOSIER, INC.,                     LOUISIANA GAMING ENTERPRISES,
a Nevada corporation                        INC.,
                                            a Louisiana corporation

By:  /S/ Bruce C. Hinckley                  By: /S/ Bruce C. Hinckley
   --------------------------------           --------------------------------
     Bruce C. Hinckley                           Bruce C. Hinckley
     Chief Financial Officer                     Chief Financial Officer


INDIANA VENTURES, LLC,                      SWITZERLAND COUNTY
a Nevada limited liability                  DEVELOPMENT CORP., a Nevada
 company                                    corporation

By:  BOOMTOWN HOOSIER, INC.
     a Nevada corporation,                  By: /S/ Bruce C. Hinckley
                                               -------------------------------
     as Managing Member                           Bruce C. Hinckley
                                                  Chief Financial Officer
     By:  /S/ Bruce C. Hinckley
        ---------------------------
          Bruce C. Hinckley
          Chief Financial Officer



CASINO MAGIC CORP.,                         MARDI GRAS CASINO CORP.,
a Minnesota corporation                     a Mississippi corporation


By:  /S/ Bruce C. Hinckley                       By: /S/ Bruce C. Hinckley
   --------------------------------            -------------------------------
     Bruce C. Hinckley                                Bruce C. Hinckley
     Chief Financial Officer                          Chief Financial Officer


BILOXI CASINO CORP.,                        CASINO MAGIC FINANCE CORP.,
a Mississippi corporation                   a Mississippi corporation

By:  /S/ Bruce C. Hinckley                  By: /S/ Bruce C. Hinckley
   --------------------------------            -------------------------------
     Bruce C. Hinckley                             Bruce C. Hinckley
     Chief Financial Officer                       Chief Financial Officer

BAY ST. LOUIS CASINO CORP.,                 CASINO ONE CORPORATION,
a Mississippi corporation                   a Mississippi corporation

By: /S/  Bruce C. Hinckley                  By: /S/ Bruce C. Hinckley
   --------------------------------            ------------------------------
     Bruce C. Hinckley                             Bruce C. Hinckley
     Chief Financial Officer                       Chief Financial Officer